Acquisition of Real Estate	12 Months Ended
Dec. 31, 2013
Real Estate [Abstract]
Acquisition of Real Estate
Acquisition of Real Estate
The Company acquired interests in the Acquired Properties from certain investment funds affiliated with Blackstone in exchange for 15,877,791 OP Units in the Operating Partnership having a value of $317.5 million based on the IPO price of $20.00 per share. In connection with the acquisition of the Acquired Properties, we repaid approximately $66.6 million of indebtedness to Blackstone attributable to the Acquired Properties with a portion of the net proceeds of the IPO.

The acquisition of the Acquired Properties was accounted for as a business combination. As a result, the associated consideration has been allocated to the assets acquired and liabilities assumed based on management's estimate of their fair values using information available on the acquisition date. The allocation of the consideration for this acquisition is preliminary and remains subject to adjustment. The following table summarizes the fair value of the net assets acquired on October 29, 2013:

Assets
Real estate, net	$888,134

Cash and cash equivalents	8,729
Restricted cash	7,878
Receivables, net	4,840
Deferred charges and prepaid expenses, net	1,496
Other assets	989
Total assets	$912,066

Liabilities
Debt obligations, net	$430,465
Accounts payable, accrued expenses and other liabilities	164,045
Total liabilities	594,510

Net Assets Acquired	$317,556

During the year ended December 31, 2013, in addition to the Acquired Properties, the Company acquired one building, located adjacent to one of the Company's existing shopping centers, for approximately $5.1 million and acquired the remaining 70% partnership interest in Arapahoe Crossings, L.P. that was previously owned by an unaffiliated third party for a net purchase price of $18.7 million. In connection with the acquisition, a gain of $1.1 million on the step-up of the Company's original 30% interest was recognized. The acquisition of the partnership interest included the assumption of debt obligations of approximately $41.8 million, which were paid off with the proceeds from the unsecured credit facility entered into in July 2013 (see Note 7 for further discussion of the unsecured credit facility).

During the year ended December 31, 2012, the Company acquired three retail buildings, located adjacent to three of the Company’s existing shopping centers, for approximately $5.5 million and acquired the remaining 50% ownership interest in a 41.6 acre land parcel in Riverhead, NY for a purchase price of $0.5 million.

The accompanying unaudited pro forma information for the years ended December 31, 2013, 2012, and 2011, is presented as if the Acquisition had occurred on January 1, 2011 and the acquisition of the Acquired Properties had occurred on January 1, 2012. This pro forma information is based on the historical financial statements and should be read in conjunction with the Combined Consolidated Financial Statements and notes thereto. This unaudited pro forma information does not purport to represent what the actual results of operations would have been had the above occurred, nor do they purport to predict the results of operations for future periods.

	Year Ending December 31,
	2013	2012	2011
Revenue	$1,208,741	$1,162,498	$1,090,032
Net Loss	$(123,725)	$(163,786)	$(260,601)